UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31, 2006

Date of reporting period:	MARCH 31, 2006

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

46637

March 31, 2006

FPA Crescent Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

Crescent's performance has been reasonably good, considering that we have been sitting with a low percentage invested in stocks, 44.3% as of quarter-end. We continue to maintain sizeable exposure to energy companies, with 13.8% of your portfolio invested in the sector. Stock index performance continues to diverge, with the distinguishing characteristic being the size of the company. The small-capitalization Russell 2000 Index trounced the large-capitalization S&P 500 Index in the first quarter. Final score: 13.94% vs. 4.21%.

The shares of oil service jack-up rig companies were among our better performing investments for the quarter. The worldwide effective rig utilization has now moved to the high 90% level. As a result, day rates have been increasing rapidly.1 We always believed the earning power of these companies was substantial and now we're getting the proof. At current day rates, the jack-up rig operators are selling at single digit free cash flow multiples. As their existing lower-priced contracts roll off, earnings should increase substantially over the next two years. In addition, they have added new rigs to their fleets. ENSCO, for example, recently announced the construction of two new semi-submersible rigs that will be delivered within the next few years. Because of these rigs' low cost design and the strong reputation of ENSCO, they already have four-year contracts that pay back the entire rig construction cost. The free cash flows that should be generated from these two rigs alone when in operation may approach a dollar a share — substantial value. ENSCO has two more high specification jack-up rigs being delivered this year and next. In addition, ENSCO has room to add another two semi-submersibles in addition to the two already announced.

We are farmers. We plant seeds and hope to sit back and watch them grow. After a time, we hope to harvest the fruits of our labors. We plant these seeds at different points in times and, further, expect that some of our plantings will mature quickly while others may take years. Crescent currently maintains 33 common stock positions, of which all but 4 have been profitable investments. We share this not to trumpet our 88% investment success, but to point to the foreshadowing of a less fruitful future. It has been harvesting time for us and we have been taking our profits. We prefer stocks we own that are less than full positions to decline, not for a form of monetary masochism but for the prospect of committing additional capital to a business we already understand. Meanwhile, we are always looking for the next seed to plant. That, however, continues to prove more challenging.

We continue to see evidence of market action that defies what one would logically expect to be to the benefit of long-term, tax-efficient investment returns. There are a tremendous number of traders in the market and we cannot understand how they work either to their own or their clients' benefit. The evidence presents itself in the trading of many securities, with such securities as E-Bay, Amazon, and Google as just a few of the examples. The entire market value of these companies was bought and sold during 2006's first quarter. For example, the average daily trading volume of Google in the first quarter was 13.2 million shares at an average price of $390.29 for an average daily trading volume in dollars of $5.15 billion. Google's quarter-end market capitalization was $118.6 billion. In other words, 100% of the market value of Google traded in just 23 trading days of the quarter!2 If we were to exclude the insider and the closely held institutional shares (just the shares available for trading, i.e., the float), the value of the entire company would have traded even more quickly. We believe such trading is speculative and tax inefficient and imparts a bitter flavor for some of what we are seeing today.

Dividends may seem boring when compared to the trading action offered by Google; however, dividends have always been an important part of stock-market returns. Over the past 75 years, dividends have accounted for about 40% of the total stock-market return.

75-year stock-market return	11.1%
75-year average dividends	4.4%
75-year capital appreciation	6.7%

If prospective capital appreciation were to be the same as it has been in the past, with the current S&P 500 dividend yield of 1.8%, stock-market returns

1 Day rates are the daily rates that the oil companies pay the drilling companies for the use of their rigs.

2 $118.6 billion market capitalization / $5.2 billion average daily trading volume.

would be 2.6% lower, or 8.5%.3 This assumes, of course, that capital appreciation will be the same in the future as it has been in the past — not something you should take for granted. For that to occur, corporate earnings need to increase at a rate equal to historic rates, or Price/Earnings ratios (P/Es) need to expand. No easy feat, especially if you consider that after-tax corporate profit margins now approach 9.5%, a post-World War II high. A 30% decline in profits would bring us back to average profit margins. We do not prognosticate such a decline, but depict it to reflect the challenge of achieving future margin expansion and with it, the earnings growth necessary to meet the consensus expectations of Wall Street. History is rife with examples of the perishable margin. Place this in context with valuation levels that remain slightly greater than the historic median and you can see why we have some issue with aggressively putting capital to work today.

We believe that dividends will have greater importance to future market returns and therefore advocate that companies increase their payout ratios. The current dividend payout ratio for the S&P 500 is approximately 30%, a historic low versus an average of 54% since 1930.4 The lower the ratio, the greater the amount of cash available for other corporate purposes such as capital spending or share repurchases. Capital spending has not been unusually robust but many companies have engaged in aggressive share-repurchase programs. Repurchasing shares can add to shareholder value, assuming that the shares have been bought at a price that allows the company a yield in excess of their cost of capital and that those shares bought do not merely offset dilution from stock options that have inequitably accrued to management's benefit. If companies paid dividends more akin to what they have done historically, then the current 1.8% dividend would be 3.2%.5 Many large companies have the ability to increase their dividends and should, as long as they do not have a higher return use for that capital. This is all the more important in the current tax environment, where the IRS taxes dividends at the same rate as capital gains.

We are at a disadvantage today. We are accustomed to buying on bad news and there just is not a lot of that going around. We continually seek the next distressed industry in which to commit capital. A number of us at FPA have been spending time on the auto industry. The auto industry is in good health, with the sale of cars approximating a 16 million annualized rate in the U.S. Cars are selling and not just those from Detroit. Honda, Nissan, and particularly Toyota are eating Motown's lunch — and breakfast and dinner too. Years of high labor costs, weak management, and little innovation now haunt the U.S. auto manufacturers and their suppliers. U.S. auto manufacturers' 96% market share in 1965 has eroded over time to 57% in 2005. Many suppliers have filed for bankruptcy, e.g., Dana Corp., Collins & Aikman, and Delphi. We expect more to come. These companies have fallen on hard times and the economy is still in good shape. In a recession, we would expect to see auto sales decline to less than 15 million units, and possibly lower. Meanwhile, restructurings will not happen overnight. Plants will be closed. Workers laid off. Creditors will fight over the carcasses. All this takes time. We expect to see more auto-supplier bankruptcies and a weak economy to make matters worse before the proverbial light is seen at the end of the tunnel. Nevertheless, given our long investment horizon, we expect to own common shares and debt of companies in this sector. In all likelihood, we will be early and, given that, we will be able to build our positions as prices decline.

We strive to price risk appropriately. That is, we expect a prospective rate of return for an investment that is high enough to offset what we could lose should we be proven wrong. Our position sizes are larger when we find companies that have fallen from favor for reasons that we presume to be transitory. Such companies will hopefully provide us with the necessary two legs to stand on: (1) earnings growth, and (2) multiple expansion. Crescent has made a recent investment in Wal-Mart. We hesitate to discuss it because the position is so small, but we thought it beneficial to illustrate some of what we are finding to do in this current environment of relative value. We look at Wal-Mart as a bond with an infinite maturity

3 11.1% - 4.5% + 1.8% = 8.5%.

4 ISI Group.

5 54% historic dividend payout ratio / 30% current dividend payout ratio = 1.8 x 1.8% current dividend yield = 3.2%.

with a rising coupon. By owning Wal-Mart today, at less than a market multiple, we believe that our future return should be approximately equal to its earnings growth. We believe that, for the foreseeable future, earnings can grow at least 7.0% annually, lower than the 13.5% over the past five years and we do not count on the expansion of its P/E multiple. To this we add an assumed 1.6% return for share repurchases (that have averaged 1.8% over the last three years) and the current dividend yield of 1.4%. Altogether, this should provide a 10% return, but there are no guarantees. Meanwhile, we believe we retain a free option for some good things that could happen, including: P/E expansion, developing a credit-card business in the U.S. using its $250 billion in domestic sales as a springboard, foreign profits repatriated at improving exchange rates should the U.S. dollar weaken, and improving their mediocre return on investment in foreign markets. Wal-Mart may not be an exceptional rate of return, but we believe that the risk of owning Wal-Mart is not great and we expect that its market return will exceed that of the stock and bond market over the next five years.

The pricing of risk lies clearly in the temperament of the person doing the evaluating. We, for example, see risk mis-priced in the January 2006 issuance of Iraqi Sovereign Notes. If we had some ability to determine that the Republic of Iraq will prove capable of paying back this $2.7 billion loan — which we don't — then we would certainly demand more than the 9.8% yield-to-maturity with which these notes were issued.

We have been purchasing U.S. Treasury Bills and Notes as a temporary repository until we can commit such capital to investment securities that we believe offer reasonable upside for the risk assumed. We don't know where rates will peak, but we believe it prudent to allocate a portion of our cash holdings to medium-term Treasuries as rates rise to the highest level seen since the first quarter of 2002. Investing capital for 5-years at 4.8% may be less than a stock-market return, but it may not. Our feeling is, why assume market risk, if the potential upside does not warrant it?

Consumer spending remains robust despite rising energy outlays and higher borrowing costs. In the face of rising interest rates, house prices continue to rise, albeit at a slower rate than the last few years and more than enough for individuals to use their homes as piggy banks. Such price appreciation has given homeowners the flexibility to take cash out of their home. We have seen estimates that Mortgage Equity Withdrawal (MEW) totaled $700 billion in 2006. If so, that would represent 5.6% of the estimated 2006 Gross Domestic Product (GDP). We have seen estimates that half of MEW finds its way back into the economy, that is, it is spent, not saved. If so, housing would account for 2.8% of 2006's estimated GDP increase of 4.0%. House price appreciation has been a huge locomotive in the economy. In a weak or even flat home price environment, people will not be able to withdraw equity to buttress their lifestyle. Many will see their disposable income decline as adjustable-rate mortgages re-price at higher interest rates and some will lose their homes. As much as $1 trillion in adjustable-rate mortgages will be reset in the next year or two. Unfortunately, we cannot envision the offset.

Absent an ability to divine the future, we rely on the time-proven method of buying what we perceive to be good value. We hunt and wait until such value appears. Waiting can be uncomfortable. Clients, other professional relationships, friends, and family may question the direction, especially when the conventional wisdom is doing something different, maybe something that is currently more profitable. However, we do not do what we do for comfort, we do it to make our clients money and because we enjoy the process. The strength of our method is its simplicity and practicality, in that it can be repeated over time. No matter what the level of the overall stock market, we will put capital to work when we feel the risk and reward justify our doing so. This explains our more fully invested position in 2000 when we were able to find inexpensive securities to purchase, despite elevated market levels. Optimism and complacency reign, while we await pessimism and fear, the friend of the value buyer and the enemy of the speculator. The more bearish investors are, the greater the overall prospective returns. We live by the saying, "Once you've learned how to succeed, then quit trying."

We have a laundry list of concerns — not long on optimism here. Margins for most companies are above normal, which leads people to think they are buying values on current earnings, which we believe is not true. Valuations based on normal earnings are high. The yield curve is flat, with both short and long rates moving higher. A range of data is pointing to spreading weakness in housing markets. Volatility in the financial markets is near all-time lows. Volatility is now even lower than the previous low before the Long-Term Capital blowup in 1998. Bullishness is one standard deviation from the mean. Most importantly for us, our screens are turning up a small number of stocks and of these, few meet the required standards. We firmly believe that our value standards are there to be followed, even if it temporarily means that cash builds.

Respectfully submitted,

Steven Romick
President
April 23, 2006

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Fund shares are presently offered for sale only to existing shareholders and to trustees, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. Russell 2500, Lehman Brothers Government/Credit Index and the Balanced Benchmark from April 1, 1996 to March 31, 2006

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of approximately 60% stocks and 40% bonds. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO DATA

March 31, 2006
(Unaudited)

Comparative Statistics

Ratios	Crescent		Russell 2500		S&P 500		Lehman Bros. Gov't/Credit
(Weighted Average)
Stocks
Price/Earnings TTM	19.7	x	25.6	x	17.3	x
Price/Earnings 2004 est.	14.3	x	20.1	x	15.8	x
Price/Book	2.4	x	2.7	x	2.8	x
Dividend Yield	1.0%		1.2%		1.9%
Bonds
Duration	0.9 years						5.1 years
Maturity	1.5 years						7.6 years
Yield	10.2%						5.3%

10 Largest Holdings, representing 25.4% of the Fund as of March 31, 2006.

Common & Preferred Stocks

ENSCO International Incorporated
Countrywide PLC
Assurant, Inc.
Rowan Companies, Inc.
Patterson-UTI Energy, Inc.
AGCO Corporation
National Oilwell Varco, Inc.
Magna International Inc.
GlobalSantaFe Corp.
Charming Shoppes, Inc.

Portfolio Summary

Common Stocks, Long	44.3%
Preferred Stocks	0.9%
Bonds & Notes	32.5%
Common Stocks, short	-5.7%
Short-Term Investments	23.8%
Other Assets and Liabilities, net	4.2%
Total	100.00%

HISTORICAL PERFORMANCE

(Unaudited)

Periods Ended March 31, 2006	FPA Crescent Fund	Balanced Benchmark 60% Russell 2500/40% LB Gov't/Credit	Lehman Brothers Gov't/ Credit	Russell 2500
Quarter	5.16%	6.21%	-1.01%	11.14%
One Year	13.52	15.02	2.02	24.05
Three Years	18.35	18.27	2.83	29.19
Five Years	16.16	10.61	5.23	13.51
Ten Years	12.50	10.25	6.32	12.08
From Inception 6/2/93*	13.24	10.63	6.28	12.91
Years Ended December 31,
2005	10.83	6.00	2.37	8.11
2004	10.21	12.67	4.19	18.29
2003	26.15	28.08	4.67	45.51
2002	3.71	-6.63	11.04	-17.80
2001	36.14	4.83	8.50	1.22
2000	3.59	7.85	11.85	4.27
1999	-6.28	13.28	-2.15	24.15
1998	2.79	4.92	9.47	0.38
1997	21.95	18.53	9.76	24.36
1996	22.88	12.59	2.90	19.03
1995	26.04	26.72	19.24	31.70
1994	4.25	-1.96	-3.51	-1.06

The data quoted represents past performance and is not indicative of future performance. An investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*  Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Fund reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

Definition of the Comparative Indices

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Lehman Brothers Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2006
(Unaudited)

	Shares or Principal Amount
NET PURCHASES
Common Stocks
AGCO Corporation	151,100	shs.
Ares Capital Corporation (1)	550,000	shs.
Countrywide PLC	175,000	shs.
Foot Locker, Inc.	100,000	shs.
Lenovo Group Limited (1)	15,000,000	shs.
Magna International Inc. — Class A	85,700	shs.
Reliant Energy, Inc.	365,200	shs.
Non-Convertible Bonds & Debentures
Blockbuster Inc. — 7.79% 2014 (revolving debt) (1)	$960,000
Federal-Mogul Corporation — 6.58% 2030 (revolving debt) (1)	$2,942,363
Northwest Airlines Corporation — 11.53% 2008 (revolving debt) (1)	$3,000,000
Reliant Energy, Inc. — 9.25% 2010 (1)	$5,000,000
Reliant Energy, Inc. — 9.50% 2013 (1)	$2,750,000
Tenet Healthcare Corporation — 9.875% 2014	$1,000,000
U.S. Treasury Inflation Index Notes — 3.375% 2007	$113,967,516
U.S. Treasury Note — 4.375% 2010	$40,000,000
NET SALES
Common Stocks
Alfa Laval AB	41,000	shs.
Ensco International Incorporated	120,500	shs.
Maxtor Corporation (2)	1,854,300	shs.
National-Oilwell Varco, Inc.	97,100	shs.
Patterson-UTI Energy, Inc.	114,000	shs.
SanDisk Corporation (2)	50,600	shs.
Seagate Technology, Inc. (2)	250,000	shs.
Tate & Lyle PLC	1,238,500	shs.
Tenet Healthcare Corporation (2)	272,900	shs.
Trinity Industries	67,000	shs.
Non-Convertible Bonds & Debentures
Champion Home Builders — 11.25% 2007 (2)	$1,000,000
Northland Cable Television, Inc. — 10.25% 2007 (2)	$5,575,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2006

COMMON STOCKS — LONG	Shares	Value
ENERGY — 13.8%
ENSCO International Incorporated††	1,314,300	$67,620,735
GlobalSantaFe Corp.	412,000	25,029,000
National-Oilwell Varco, Inc.*	417,400	26,763,688
Patterson-UTI Energy, Inc.	1,013,700	32,397,852
Plains Exploration & Production Co.*	130,000	5,023,200
Rowan Companies, Inc.	738,000	32,442,480
		$189,276,955
RETAILING — 8.4%
Big Lots, Inc.*,††	1,330,000	$18,566,800
Charming Shoppes, Inc.*	1,556,000	23,137,720
The Finish Line, Inc. — Class A	550,000	9,047,500
Foot Locker, Inc.	775,000	18,507,000
Michaels Stores, Inc.	593,500	22,303,730
Ross Stores, Inc.	221,500	6,465,585
Zale Corporation*	650,000	18,219,500
		$116,247,835
FINANCIAL SERVICES — 6.7%
Assurant, Inc.††	770,000	$37,922,500
Countrywide PLC	5,749,348	50,019,328
Interactive Data Corporation	175,000	4,112,500
		$92,054,328
INDUSTRIAL PRODUCTS — 5.1%
AGCO Corporation*,††	1,310,000	$27,169,400
Alfa Laval AB	770,500	20,726,450
Trinity Industries, Inc.	400,100	21,761,439
		$69,657,289
AUTOMOTIVE — 1.9%
Magna International Inc. — Class A††	350,000	$26,491,500
UTILITIES — 1.7%
PG&E Corporation	160,000	$6,224,000
Reliant Energy, Inc.*	1,600,000	16,928,000
		$23,152,000
CONSUMER NON-DURABLE GOODS — 1.6%
AFC Enterprises, Inc.	192,400	$2,674,360
Crunch Equity Holding, LLC Bondholder Trust Interest**,†	2,235	2,235,000
Tate & Lyle PLC	1,761,500	17,474,080
		$22,383,440

PORTFOLIO OF INVESTMENTS

March 31, 2006

COMMON STOCKS — LONG — Continued	Shares or Principal Amount	Value
TECHNOLOGY — 1.2%
Lenovo Group Limited	15,000,000	$5,703,000
MCDATA Corporation — Class A*	2,338,500	10,803,870
		$16,506,870
ENTERTAINMENT — 0.9%
EMI Group PLC	3,000,000	$13,200,000
SERVICE — 1.0%
Brink's Company, The	257,500	$13,070,700
INVESTMENT COMPANIES — 0.7%
Ares Capital Corporation	550,000	$9,449,000
REAL ESTATE — 0.7%
Ventas, Inc.	280,000	$9,290,400
MULTI-INDUSTRY — 0.6%
Onex Corporation	441,400	$8,090,862
TOTAL COMMON STOCKS — 44.3% (Cost $368,038,901)		$608,871,179
PREFERRED STOCK— 0.9% (Cost $13,216,915)
General Motors Corporation Preferred Series B — 5.25%	601,200	$9,763,488
Pennsylvania REIT Investment Trust — 11%	45,000	2,540,250
		$12,303,738
WARRANTS — 0.0% (Cost $167,400)
Casual Male Retail Group, Inc. — Warrants*,**,†	60,000	$188,400
BONDS & DEBENTURES
U.S. GOVERNMENT & AGENCIES — 18.5%
Federal National Mortgage Association — 7.5% 2028	$137,558	$143,740
U.S. Treasury Note — 3.625% 2007	70,000,000	68,928,160
U.S. Treasury Note — 3.875% 2010††	15,000,000	14,453,910
U.S. Treasury Note — 4.375%% 2010	40,000,000	39,225,000
U.S Treasury Inflation-Indexed Notes — 3.375% 2007††	124,449,036	125,790,721
U.S Treasury Inflation-Indexed Notes — 3.375% 2012††	5,024,250	5,326,685
		$253,868,216

PORTFOLIO OF INVESTMENTS

March 31, 2006

BONDS & DEBENTURES — Continued	Principal Amount	Value
SHORT TERM U.S. GOVERNMENT — 10.9%
U.S. Treasury Bill — 3.875% 05/11/06	$40,000,000	$39,808,732
U.S. Treasury Bill — 4.37% 05/18/06	110,000,000	109,378,500
		$149,187,232
CORPORATE BONDS & DEBENTURES — 2.8%
Blockbuster Inc. — 7.79% 2014 (revolving debt)**	$960,000	$921,600
Dynegy-Roseton Danskamme — 7.27% 2010	1,000,000	1,016,250
Federal-Mogul Corporation — 6.58% 2030 (revolving debt)**	2,942,363	2,839,380
FrontierVision Partners, L.P. — 11% 2006*	3,980,000	5,611,800
Kmart Corporation — 8.8% 2010	867,898	689,979
Northwest Airlines Corporation — 11.53% 2008 (revolving debt)**	3,000,000	3,075,000
Reliant Energy, Inc. — 9.25% 2010	5,000,000	5,031,250
Reliant Energy, Inc. — 9.50% 2013	2,750,000	2,756,875
Tenet Healthcare Corporation — 9.875% 2014	8,000,000	8,080,000
Western Financial Bank — 9.625% 2012	2,950,000	3,304,000
WestPoint Stevens Inc. — 11% 2004*,**	7,703,841	5,777,880
		$39,104,014
INTERNATIONAL GOVERNMENT & AGENCIES — 0.3%
France OATei — 3.0% 2012	$3,247,620	$4,301,820
CONVERTIBLE DEBENTURE — 0.0%
Standard Motor Products, Inc. — 6.75% 2009	$150,000	$126,000
TOTAL BONDS & DEBENTURES — 32.5% (Cost $446,120,118)		$446,587,282
TOTAL INVESTMENT SECURITIES — 77.7% (Cost $827,543,334)		$1,067,950,599
SHORT-TERM INVESTMENTS — 23.8%
Short-term Corporate Notes:
Rabobank Group U.S. Financial — 4.83% 04/03/06	$39,512,000	$39,501,398
Toyota Motor Credit Corporation — 4.52% 04/03/06	57,000,000	56,985,687
ChevronTexaco Funding Corporation — 4.5% 04/05/06	47,000,000	46,976,500
ABN AMRO Holding N.V. — 4.59% 04/12/06	60,000,000	59,915,850
Barclays PLC U.S. Funding — 4.645% 04/18/06	67,000,000	66,853,037
General Electric Capital Services, Inc. — 4.7% 05/01/06	57,000,000	56,776,750
TOTAL SHORT-TERM INVESTMENTS (Cost $327,009,222)		$327,009,222
TOTAL INVESTMENTS — 101.5% (Cost $1,154,552,556)		$1,394,959,821

PORTFOLIO OF INVESTMENTS

March 31, 2006

COMMON STOCKS — SHORT	Shares	Value
Alliance & Leicester PLC	(110,000)	$(2,362,800)
Alliance Data Systems Corporation*	(93,500)	(4,372,995)
Amazon.com, Inc.*	(50,000)	(1,825,500)
Apollo Group, Inc.*	(53,000)	(2,783,030)
AutoZone, Inc.*	(25,300)	(2,522,157)
Baker Hughes Incorporated	(60,000)	(4,104,000)
Baldor Electric Company	(67,000)	(2,269,290)
Coldwater Creek Inc.*	(160,300)	(4,456,340)
Deere & Company	(41,000)	(3,241,050)
Deluxe Corporation	(21,100)	(552,187)
Eastman Kodak Company	(22,900)	(651,276)
General Motors Corporation	(70,100)	(1,491,027)
George Wimpey PLC	(443,423)	(4,310,072)
Greater Bay Bancorp	(20,000)	(554,800)
IDEXX Laboratories, Inc.*	(13,000)	(1,122,680)
International Business Machines Corporation	(10,500)	(865,935)
Jarden Corporation*	(66,000)	(2,168,100)
Landry's Restaurants, Inc.	(89,500)	(3,162,035)
MGIC Investment Corporation	(53,000)	(3,531,390)
Movie Gallery, Inc.	(114,000)	(344,280)
Nabors Industries Ltd.*	(22,700)	(1,624,866)
Newell Rubbermaid Inc.	(230,300)	(5,801,257)
Persimmon PLC	(205,189)	(4,735,762)
Portfolio Recovery Associates, Inc.*	(74,000)	(3,465,420)
Regal Entertainment Group — A	(75,600)	(1,422,036)
Robert Half International Inc.	(127,000)	(4,903,470)
Sensient Technologies Corporation	(55,000)	(992,750)
Spectrum Brands, Inc.*	(51,500)	(1,118,580)
Suedzucker AG	(100,274)	(2,599,102)
Tiffany & Co.	(108,600)	(4,076,844)
West Marine, Inc.*	(115,000)	(1,726,150)
TOTAL COMMON STOCKS — SHORT — (5.7)% (Proceeds $70,670,514)		$(79,157,181)
Other assets and liabilities, net — 4.2%		58,252,280
TOTAL NET ASSETS — 100.0%		$1,374,054,920

*  Non-income producing security

**  Restricted securities. These restricted securities constituted 1.1% of total net assets at March 31, 2006.

†  The Crunch Equity Holding and The Casual Male Retail Group warrants are illiquid and have been valued by Board of Trustees in accordance with the Fund's fair value procedures.

††  Security segregated as collateral for common stocks sold short.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006

ASSETS
Investments at value:
Investment securities — at market value (identified cost $827,543,334)	$1,067,950,599
Short-term investments — at amortized cost (maturities 60 days or less)	327,009,222	$1,394,959,821
Cash		392
Deposits for securities sold short		52,196,336
Receivable for:
Capital Stock sold	$1,552,482
Dividends and accrued interest	3,641,946
Investment securities sold	6,705,051	11,899,479
		$1,459,056,028
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $70,670,514)	$79,157,181
Investment securities purchased	3,494,265
Advisory fees and financial services	1,236,816
Capital Stock repurchased	562,020
Accrued expenses	355,013
Dividends on securities sold short	195,813	85,001,108
NET ASSETS		$1,374,054,920
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 51,919,596 outstanding shares		$1,121,098,999
Undistributed net realized gain on investments		14,471,646
Undistributed net investment income		6,563,677
Unrealized appreciation of investments		231,920,598
NET ASSETS		$1,374,054,920
NET ASSET VALUE
Offering and redemption price per share		$26.47

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2006

INVESTMENT INCOME
Interest		$27,037,303
Dividends		7,956,277
		$34,993,580
EXPENSES:
Advisory fees	$12,187,265
Transfer agent fees and expenses	1,874,983
Short sale dividend expense	1,348,661
Financial services	1,218,727
Registration fees	147,289
Reports to shareholders	127,142
Custodian fees and expenses	94,617
Insurance	46,753
Trustees' fees and expenses	39,221
Audit fees	37,620
Legal fees	21,622
Other expenses	17,119	17,161,019
Net investment income		$17,832,561
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Net realized gain on sale of investment securities	$61,205,496
Net realized loss on sale of investment securities sold short	(10,182,989)
Net realized gain on investments		$51,022,507
Change in unrealized appreciation of investments:
Investment securities	$91,969,889
Investment securities sold short	(3,640,825)
Change in unrealized appreciation of investments		88,329,064
Net realized and unrealized gain on investments		$139,351,571
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$157,184,132

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2006		Year Ended March 31, 2005
INCREASE IN NET ASSETS
Operations:
Net investment income	$17,832,561		$4,459,756
Net realized gain (loss) on investments	51,022,507		(2,092,616)
Change in unrealized appreciation of investments	88,329,064		71,283,827
Increase in net assets resulting from operations		$157,184,132		$73,650,967
Distribution to shareholders from:
Net investment income	$(15,780,891)		$(2,790,969)
Net realized capital gains	(28,693,858)	(44,474,749)	(10,679,549)	(13,470,518)
Capital Stock transactions:
Proceeds from Capital Stock sold	$288,363,568		$690,741,927
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	38,133,091		11,946,085
Cost of Capital Stock repurchased*	(167,299,640)	159,197,019	(152,833,481)	549,854,531
Total increase in net assets		$271,906,402		$610,034,980
NET ASSETS
Beginning of year, including undistributed net investment income of $3,200,607 and $143,879 at March 31, 2006 and 2005, respectively		1,102,148,518		492,113,538
End of year, including undistributed net investment income of $6,563,677 and $3,200,607 at March 31, 2006 and 2005, respectively		$1,374,054,920		$1,102,148,518
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		11,459,969		30,058,006
Shares issued to shareholders upon reinvestment of dividends and distributions		1,524,243		520,736
Shares of Capital Stock repurchased		(6,636,560)		(6,646,640)
Increase in Capital Stock outstanding		6,347,652		23,932,102

*  Net of redemption fees of $96,366 and $234,070 for the years ended March 31, 2006 and 2005, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2006	2005	2004	2003	2002
Per share operating performance:
Net asset value at beginning of year	$24.18	$22.74	$17.01	$18.31	$13.87
Income from investment operations:
Net investment income	$0.39	$0.11	$0.17	$0.35	$0.25
Net realized and unrealized gain (loss) on investment securities	2.82	1.78	5.71	(1.22)	4.44
Total from investment operations	$3.21	$1.89	$5.88	$(0.87)	$4.69
Less distributions:
Dividends from net investment income	$(0.33)	$(0.08)	$(0.15)	$(0.43)	$(0.25)
Distributions from net realized capital gains	(0.59)	(0.37)	—	—	—
Total distributions	$(0.92)	$(0.45)	$(0.15)	$(0.43)	$(0.25)
Redemption fees	— *	— *	— *	— *	—
Net asset value at end of year	$26.47	$24.18	$22.74	$17.01	$18.31
Total investment return**	13.52%	8.43%	34.67%	(4.82)%	34.03%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,374,055	$1,102,149	$492,114	$178,396	$275,345
Ratio of expenses to average net assets	1.39 †	1.40%†	1.41%†	1.54%	1.50%
Ratio of net investment income to average net assets	1.45%	0.57%	0.67%	2.06%	1.73%
Portfolio turnover rate	24%	17%	20%	39%	34%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions.

†  For the years ended March 31, 2006, 2005 and 2004, the expense ratio includes short sale dividend expense equal to 0.11%, 0.12% and 0.09% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At March 31, 2005, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Reclassification of Capital Accounts

As of March 31, 2006, $1,311,400 of undistributed net realized gains was reclassified to undistributed net investment income in order to conform to accounting required by income tax regulations.

NOTE 2 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $917,482,117 for the year ended March 31, 2006. The proceeds and cost of securities sold resulting in net realized gains of $51,022,507 aggregated $855,393,534 and $804,371,027, respectively, for the year ended March 31, 2006. Realized gains or losses are based on the specific identification method. In addition, the Fund may be liable for an additional $3,520,000 for unfunded commitments on revolving bank debt.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2006, were as follows:

Undistributed Ordinary Income	$6,667,433
Undistributed Net Realized Gains	$14,439,957

NOTES TO FINANCIAL STATEMENTS

Continued

The tax status of distributions paid during the fiscal year ended March 31, 2006 and 2005 was as follows:

	2006	2005
Dividends from Ordinary Income	$16,753,564	$2,790,969
Distributions from Long-term Capital Gains	$27,721,185	$10,679,549

The cost of investment securities (excluding securities sold short) held at March 31, 2006, for federal income tax purposes was $827,615,401. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2006, for federal income tax purposes was $255,334,626 and $23,486,095, respectively resulting in net unrealized appreciation of $231,848,531.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

For the year ended March 31, 2006, the Fund paid aggregate fees of $39,000 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 5 — Securities Sold Short

The Fund maintains cash deposits in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended March 31, 2006, the Fund collected $96,366 in redemption fees, which is less than $0.01 per share.

NOTE 7 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of March 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FPA Crescent Fund for the year ended March 31, 2002 were audited by other auditors whose report, dated May 3, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of March 31, 2006, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 1, 2006

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2006 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2005	$1,000.00	$1,000.00
Ending Account Value March 31, 2006	$1,060.71	$1,018.18
Expenses Paid During Period*	$6.94	$6.82

*  Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2006 (182/365 days).

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Trustees of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Trustees held on November 14, 2005, the continuance of the advisory agreement through December 29, 2006, was approved by the Board of Trustees and by a majority of the Trustees who are not interested persons of the Fund or of the Adviser.

In determining whether to renew the advisory agreement, those Fund Trustees who were not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Trustees. The Trustees considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Trustees noted the Fund's superior long-term investment results and the quality and depth of experience of the Adviser and its investment and administrative personnel. The Trustees also took into consideration the benefits derived by the Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated. Based upon its consideration of these and other relevant factors, the Trustees concluded that the advisory fees and other expenses paid by the Fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (70)*	Trustee† Years Served: 3	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (61)*	Trustee† Years Served: 3	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, K2 Inc., Nordstrom, Inc., Wedbush, Inc., EMAK, Inc., and WM Group of Funds.

A. Robert Pisano – (63)*	Trustee† Years Served: 3	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	4	State Net, Resources Global Professionals, and The Motion Picture and Television Fund.

Lawrence J. Sheehan – (73)*	Trustee† Years Served: 3	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm O'Melveny & Myers LLP.	5

Steven Romick – (43)	Trustee,† President & Chief Investment Officer Years Served: 3	Senior Vice President of the Adviser.	1	Arden Group, Inc.

Eric S. Ende – (61)	Vice President Years Served: 3	Senior Vice President of the Adviser.	3

J. Richard Atwood – (45)	Treasurer Years Served: 3	Principal and Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.

Christopher H. Thomas – (49)	Chief Compliance Officer Years Served: 3	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (51)	Secretary Years Served: 3	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (39)	Assistant Treasurer Years Served: <1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.    Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)	Not Applicable

(c)	During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)	Not Applicable

(f)	A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.    Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.    Principal Accountant Fees and Services.

		2005	2006
(a)	Audit Fees	$31,620	$35,200
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$5,765	$6,000
(d)	All Other Fees	-0-	-0-

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)

Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)

If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)

Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

(h)

Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. Not Applicable.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)	Not Applicable

(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President

Date: June 8, 2006

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date: June 8, 2006